EXHIBIT 10.18
                        AMENDMENT 1996-1

                   BECKMAN INSTRUMENTS, INC.
                   SUPPLEMENTAL PENSION PLAN



     WHEREAS, Beckman Instruments, Inc. ("Company") maintains the

Beckman Instruments, Inc. Supplemental Pension Plan (the

"Supplemental Plan"); and



     WHEREAS, the Company has the right to amend the Supplemental

Plan; and



     WHEREAS, the Company desires to amend the Supplemental Plan in order to supplement the monthly pension benefit payable to a participant in the Beckman Instruments, Inc. Pension Plan (the

"Pension Plan") to the extent that such benefit is reduced because of an election made by the participant to defer compensation pursuant to a deferred compensation plan maintained by the Company which has the effect of reducing the amount of the participant's compensation taken into account under the Pension Plan;



     NOW, THEREFORE, the Company hereby adopts this Amendment 1996-1,

effective as of January 1, 1997 as follows:



     1.   The third sentence of Section 3 of the Supplemental Plan is hereby amended by inserting "or written deferred compensation plan"

immediately following "written bonus program".



     IN WITNESS WHEREOF, this Amendment 1996-1 is hereby adopted this

9th day of December, 1996.

                              BECKMAN INSTRUMENTS, INC.

                              By /s/Fidencio M. Mares
                              Fidencio M. Mares
                              Its: Vice President - Human Resources